SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 6, 2017

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 6, 2017, RGC Resources, Inc. ("Resources" or the "Company") issued a press release announcing the results for the first quarter ending December 31, 2016. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Approval of Bonuses for 2016 and 2017 Annual Base Salaries for Executive Officers

The Board of Directors approved the Compensation Committee's bonuses in respect of 2016 and annual base salaries in effect beginning February 1, 2017 for the executive officers.

The approved 2016 bonuses and 2017 salaries for the Company's executive officers are set forth below:

Officer	Title	Bonus	Salary
John S. D'Orazio	President and CEO	$159,400	$400,000
Paul W. Nester	Vice President, Secretary, Treasurer and CFO	66,000	225,000
Robert L. Wells, II	Vice President, Information Technology	49,000	178,000
Carl J. Shockley, Jr.	Vice President, Operations - Roanoke Gas Company	48,000	186,000

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 6, 2017, the Company held its Annual Meeting of Shareholders to elect three directors, to ratify the selection of independent auditors, approve the Restricted Stock Plan, including the reservation of 300,000 common shares for issuance under the plan, to hold a non-binding shareholder advisory vote on named executive compensation and to vote on the frequency for voting on the non-binding shareholder advisory vote. The voting results are provided below.

Shareholders elected the nominees for Class B directors as listed below to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2020:

Director	Shares For	Shares Withheld	Broker Non Votes
Nancy Howell Agee	2,205,623	18,553	1,743,037
J. Allen Layman	2,199,711	24,465	1,743,037
Raymond D. Smoot, Jr.	2,204,874	19,302	1,743,037

John S. D'Orazio, Maryellen F. Goodlatte and George W. Logan continue to serve as Class C directors until the Annual Meeting of Shareholders to be held in 2018. Abney S. Boxley, III, S. Frank Smith and John B. Williamson, III continue to serve as Class A directors until the Annual Meeting of Shareholders to be held in 2019.

Shareholders approved the selection by the Audit Committee of the Board of Directors of the firm Brown Edwards & Company, LLP as independent auditors for the fiscal year ending September 30, 2017, by the following vote:

Shares For	Shares Against	Shares Abstaining
3,958,268	2,934	6,011

Shareholders approved the Restricted Stock Plan, including the reservation of 300,000 Common Shares of the Company for issuance under the Restricted Stock Plan as indicated below:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes
2,103,013	93,405	27,758	1,743,037

Shareholders approved executive compensation through a non-binding advisory vote as indicated below:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes
2,126,141	60,690	37,345	1,743,037

Shareholders advisory vote on the recommended frequency of the non-binding vote on executive compensation is provided below:

Shares Voted For
1 Year	2 Year	3 Year	Abstain
2,101,549	36,150	38,492	47,985

ITEM 8.01	OTHER EVENTS.

The Company issued a press release on February 6, 2017, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on February 6, 2017, the appointment of external auditors for the current year and the approval of the RGC Resources, Inc. Restricted Stock Plan. At a meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors elected John B. Williamson, III as Chairman of RGC Resources, Inc. and John S. D'Orazio as President and CEO of RGC Resources, Inc.

The Board of Directors also elected the following senior officers: Paul W. Nester, Vice President, Secretary, Treasurer and CFO; Robert L. Wells, II, Vice President, Information Technology; and Carl J. Shockley, Vice President of Operations, Roanoke Gas Company.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information disclosed under this Item and Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they by deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

99.1	Press Release dated February 6, 2017.
99.2	Press Release dated February 6, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: February 7, 2017	By:	/s/ Paul W. Nester

Paul W. Nester
Vice President, Secretary, Treasurer and CFO